Exhibit 21.1
Subsidiaries of the Registrant
Certain subsidiaries of the registrant and their subsidiaries are listed below. Pursuant to Item 601(b)(21) of Regulation S-K, the names of particular subsidiaries have, in certain instances, been omitted because, considered in the aggregate as a single subsidiary, they would not constitute, as of the end of the year covered by this report, a “significant subsidiary” as that term is defined in Rule 1-02(w) of Regulation S-X under the Securities Exchange Act of 1934.

Name	Country of Organization
Sistemes Consulting S.L.	Andorra
Accenture SRL	Argentina
Accenture Service Center SRL	Argentina
Eglam Argentina SA	Argentina
Ergo Renova, S.A.	Argentina
Wolox S.A.	Argentina
Accenture Australia Pty Ltd	Australia
Accenture Australia Holdings Pty Ltd	Australia
Accenture Cloud Solutions Australia Pty Ltd	Australia
Accenture Cloud Solutions Pty Ltd	Australia
Accenture Consulting Pty Ltd	Australia
Accenture Solutions Pty Ltd	Australia
Analytics 8 LP	Australia
Analytics 8 Pty Ltd	Australia
Apis Group Pty Ltd	Australia
Artio People Pty Ltd	Australia
Artio People (Payroll) Pty Ltd	Australia
ATI Solutions Group Pty Ltd	Australia
Automation Partners Pty Ltd	Australia
Avanade Australia Pty Ltd	Australia
BCT Solutions Pty Ltd	Australia
Bourne Digital Pty Ltd	Australia
BRIDGEi2i Analytics Solutions Pty. Ltd.	Australia
Cirrus Connect Australia Pty Ltd	Australia
CS Technology (Australia) Pty Ltd	Australia
Enthusian Pty Ltd	Australia
FFF-GK Pty Ltd	Australia
Fifty-Five Five Pty Ltd	Australia
Galileo Kaleidoscope Pty Limited	Australia
GRA Supply Chain Pty Ltd	Australia
Icon Integration Pty Ltd	Australia
Industrie IT Group Pty Ltd	Australia
Industrie IT Pty Ltd	Australia
Loud & Clear Creative Pty Ltd	Australia
Maud Corp Pty Ltd	Australia
MGPAPAC Pty. Ltd.	Australia
The Monkeys Pty Ltd	Australia
N3 Results Australia Pty Ltd	Australia
Octo Technology Pty Ltd	Australia

Name	Country of Organization
Olikka Pty Ltd	Australia
Orbium Pty Ltd	Australia
PrimeQ Ltd	Australia
PrimeQ Australia Pty Ltd	Australia
Simian Pty Ltd	Australia
Troop Studios Pty Ltd	Australia
umlaut Group Pty. Ltd.	Australia
Zag Australia Pty Ltd	Australia
Zebra Worldwide Australia Pty Ltd	Australia
Accenture GmbH	Austria
Accenture TiGital GmbH	Austria
Avanade Österreich GmbH	Austria
Schweers, Kemps & Schuhmann Unternehmensberatung GmbH	Austria
Accenture Communications Infrastructure Solutions Ltd	Bangladesh
Accenture NV/SA	Belgium
AFD Belgium SRL	Belgium
Avanade Belgium SPRL	Belgium
Accenture Tecnología, Consultoría y Outsourcing S.A.	Bolivia
Accenture (Botswana) (Proprietary) Limited	Botswana
Accenture do Brasil Ltda	Brazil
Accenture Holding Brasil Ltda	Brazil
Accenture Song Comunicação Brasil Ltda	Brazil
Accenture Song Produtora Brasil Ltda.	Brazil
Avanade do Brasil Ltda	Brazil
BPO Servicos Administrativos Ltda	Brazil
Green Domus Desenvolvimento Sustentavel LTDA	Brazil
Hahntel Ltda	Brazil
Morphus Participações Ltda	Brazil
Morphus Serviços em Equipamentos de Informática Ltda	Brazil
Morphus Tecnologia da Informação Ltda (Pernambuco)	Brazil
Morphus Tecnologia da Informação Ltda (São Paulo)	Brazil
Morphus Tecnologia e Segurança da Informação Ltda	Brazil
Morphus Tecnologia Ltda	Brazil
Vivere Brasil Serviços e Soluções SA	Brazil
Accenture Bulgaria EOOD	Bulgaria
Innotec International EAD	Bulgaria
Xoomworks Bulgaria EOOD	Bulgaria
Accenture Business Services for Utilities Inc	Canada
Accenture Business Services of British Columbia Limited Partnership	Canada
Accenture Canada Holdings Inc	Canada
Accenture Inc	Canada
Accenture Nova Scotia Unlimited Liability Co.	Canada
Accenture Song Canada Inc.	Canada
Avanade Canada Inc	Canada
Callisto Integration Ltd	Canada
Eclipse Automation Inc	Canada

Name	Country of Organization
Eclipse USA Holdings Inc.	Canada
Inspirage Canada Limited	Canada
Lien par le réseau Inc	Canada
Pollux Canada Inc	Canada
XtremeEDA Corporation	Canada
Your Saskatchewan Consortium Ltd.	Canada
Accenture Chile Asesorias y Servicios Ltda	Chile
Morphus Chile SPA	Chile
Wolox SpA	Chile
Accenture (China) Co., Ltd.	China
Accenture Enterprise Development (Shanghai) Co., Ltd.	China
Accenture Qiyun Technology (Hangzhou) Co., Ltd	China
Accenture (Shenzhen) Technology Co., Ltd.	China
Accenture Technology Solutions (Dalian) Co., Ltd.	China
Avanade (Guangzhou) Computer Technology Development Co., Ltd.	China
Beijing Zhidao Future Consulting Co., Ltd	China
CreativeDrive Digital Content Services (Shenzhen) Co, Ltd.	China
designaffairs Business Consulting (Shanghai) Co., Ltd.	China
FutureMove Automotive Co., Ltd.	China
FutureMove (Beijing) Automotive Technology Co., Ltd.	China
Hangzhou Aiyunzhe Technology Co., Ltd.	China
Lin Bo (Shanghai) Network Technology Co., Ltd.	China
Qi Jie Beijing Information Technologies Co., Ltd.	China
Shanghai Baiyue Advertising Co., Ltd.	China
Shun Zhe Technology Development Co., Ltd.	China
Spark44 Limited	China
umlaut (Shanghai) Co. Ltd.	China
YSC (Shanghai) Limited	China
Accenture Ltda	Colombia
Spark44 Colombia S.A.S. en Liquidación	Colombia
Wolox Colombia S.A.S	Colombia
Accenture S.R.L.	Costa Rica
Hamilton Holding Company, S.A	Costa Rica
Accenture Business and Technology Services LLC	Croatia
Accenture Services s.r.o.	Czech Republic
SinnerSchrader Praha s.r.o.	Czech Republic
Accenture A/S	Denmark
Accenture Song Brand Denmark A/S	Denmark
Accenture Song Production Studios Denmark A/S	Denmark
Avanade Denmark A/S	Denmark
Accenture Ecuador S.A.	Ecuador
Pollux S.A.S.	Ecuador
Accenture Egypt LLC	Egypt
Blue Horseshoe Eesti OÜ	Estonia
Accenture Oy	Finland
Accenture Services Oy	Finland

Name	Country of Organization
Accenture Technology Solutions Oy	Finland
Avanade Finland Oy	Finland
Paja Finanssipalvelut Oy	Finland
Accenture Customer Services Distribution SASU	France
Accenture France Défense SAS	France
Accenture Holdings France SASU	France
Accenture Post Trade Processing SASU	France
Accenture SASU	France
Accenture Technology Solutions SASU	France
AFD Technologies SAS France	France
Altiad SAS	France
Avanade France SASU	France
Eosa SAS	France
Fondation entreprise Optimind	France
Octo Technology SA	France
Optimind Expertise SAS	France
Optimind FAS S.A.S.	France
Optimind GRC SAS	France
Optimind Group SAS	France
Optimind IT SAS	France
Optimind Management SAS	France
Optimind SAS	France
R&B Partners (Groupe) SAS	France
Société française de solutions technologiques - SFST SASU	France
umlaut SAS	France
Accenture Cloud Services GmbH	Germany
Accenture Dienstleistungen GmbH	Germany
Accenture Digital Holding GmbH	Germany
Accenture GmbH	Germany
Accenture Holding BV & Co. KG	Germany
Accenture Managed Services GmbH	Germany
Accenture Management GmbH	Germany
Accenture Operations GmbH	Germany
Accenture Services GmbH	Germany
Accenture Song Brand Germany GmbH	Germany
Accenture Song Build Germany GmbH	Germany
Accenture Song Content Germany GmbH	Germany
Accenture Technology Solutions B.V. & Co. KG	Germany
ACN Digital Inside Sales GmbH	Germany
Avanade Deutschland GmbH	Germany
b²tec - Software Gesellschaft mbH	Germany
designaffairs GmbH	Germany
Eclipse Automation Germany GmbH	Germany
ESR Labs GmbH	Germany
Innovative Banking Solutions AG	Germany
interexa GmbH	Germany

Name	Country of Organization
Objectivity GmbH	Germany
SinnerSchrader Content GmbH	Germany
SKS Data Vision GmbH	Germany
SKS Group Holding GmbH	Germany
SKS Solutions GmbH	Germany
Spark44 GmbH	Germany
T.A. Cook Engineers GmbH	Germany
umlaut communications GmbH	Germany
umlaut consulting GmbH	Germany
umlaut energy GmbH	Germany
umlaut engineering GmbH	Germany
umlaut engineering Holding GmbH	Germany
umlaut SE	Germany
umlaut solutions GmbH	Germany
umlaut systems GmbH	Germany
umlaut telehealthcare GmbH	Germany
Zielpuls GmbH	Germany
Accenture plc	Gibraltar
Accenture BPM Operations Support Services S.A.	Greece
Accenture Single Member S.A. Organization, Information, Technology & Business Development	Greece
Accenture Company Ltd	Hong Kong
Accenture Technology Solutions (HK) Co. Ltd.	Hong Kong
Altima Asia Ltd	Hong Kong
Avanade Hong Kong Ltd	Hong Kong
Industrie IT (Hong Kong) Ltd	Hong Kong
Linkbynet East Asia Ltd	Hong Kong
Orbium Ltd	Hong Kong
T.A. Cook Consultants (Hongkong) Co., Ltd.	Hong Kong
Accenture Hungary Holdings Kft	Hungary
Accenture Industrial Software Solutions Kft	Hungary
Accenture Tanacsado Kolatolt Felelossegu Tarsasag	Hungary
Eclipse Automation Hungary Kft	Hungary
Accenture Operations Services Private Limited	India
Accenture Solutions Private Limited	India
Altius Data Solutions Private Limited	India
Blackcomb India Private Limited	India
BNOW ACADEMY FOUNDATION	India
BRIDGEi2i Analytics Solutions Pvt. Ltd.	India
Byte Prophecy Private Limited	India
CoreCompete Private Limited	India
DAZSI Systems (India) Pvt. Limited	India
Flutura Business Solutions Private Limited	India
Inspirage Software Consulting Private Limited (ISCPL)	India
Intrigo Systems India Pvt. Limited	India
Marquis Communications Pvt. Ltd.	India

Name	Country of Organization
Pramati Technologies Private Limited	India
Kogentix Technologies Private Limited	India
Silveo Consulting India Private Limited	India
SolutionsIQ India Consulting Services Private Limited	India
Spark44 Demand Creation Partners Pte Ltd	India
umlaut Private Limited	India
YSC India Business Psychologists Private Limited	India
PT Accenture	Indonesia
PT Accenture Song Brand Indonesia	Indonesia
PT Asli Produksi Indonesia	Indonesia
PT Asta Catur Indra	Indonesia
PT Kogentix Teknologi Indonesia	Indonesia
Accenture Defined Benefit Pension Plan Trustees Limited	Ireland
Accenture Defined Contribution Pension Plan Trustees Limited	Ireland
Accenture Finance Limited	Ireland
Accenture Finance II Limited	Ireland
Accenture Global Capital Designated Activity Company	Ireland
Accenture Global Engagements Limited	Ireland
Accenture Global Holdings Limited	Ireland
Accenture Global Services Limited	Ireland
Accenture Global Solutions Limited	Ireland
Accenture International Limited	Ireland
Accenture Limited	Ireland
Accenture Participations II Limited	Ireland
Avanade Ireland Limited	Ireland
Droga5 Ireland Limited	Ireland
Exactside Limited	Ireland
Innotec Marketing International Ireland Limited	Ireland
Inspirage Limited	Ireland
N3 Results Ireland Limited	Ireland
Somers Ventures Ireland Limited	Ireland
Accenture Ltd	Israel
Inspirage Israel Pvt Ltd	Israel
Maglan Information Defense Technologies Research Ltd	Israel
Nell'Armonia Israel Ltd	Israel
Accenture Financial Advanced Solution & Technology S.r.l.	Italy
Accenture HR Services S.p.A.	Italy
Accenture MediaTech S.r.l.	Italy
Accenture Services and Technology S.r.l.	Italy
Accenture S.p.A.	Italy
Accenture Technology Solutions S.r.l.	Italy
Accenture Outsourcing S.r.l.	Italy
Avanade Italy S.r.l.	Italy
Fruendo S.r.l.	Italy
ICM.S S.r.l.	Italy
Accenture Alpha Automation Ltd	Japan

Name	Country of Organization
Accenture Japan Ltd	Japan
Avanade Japan KK	Japan
Cloud Sherpas Japan G.K.	Japan
Mackevision Japan Co. Ltd.	Japan
Shionogi Business Partner Co., Ltd.	Japan
UBS Corporation	Japan
Accenture East Africa Limited	Kenya
Accenture Lithuania UAB	Lithuania
Accenture Sàrl	Luxembourg
Optimind Luxembourg SA	Luxembourg
Optimind Risk Services SA	Luxembourg
Accenture Operations Services Sdn Bhd	Malaysia
Accenture Sdn Bhd	Malaysia
Accenture Solutions Sdn Bhd	Malaysia
Accenture Technology Solutions Sdn Bhd	Malaysia
Aspiro Solutions (Malaysia) Sdn Bhd	Malaysia
Avanade Malaysia Sdn Bhd	Malaysia
Eclipse Automation Malaysia Sdn Bhd	Malaysia
Endorphin Medici (M) Sdn Bhd	Malaysia
Entropia Intercraft Sdn Bhd	Malaysia
Entropia (M) Sdn Bhd	Malaysia
Hytracc Consulting Malaysia Sdn Bhd	Malaysia
Inspirage Sdn. Bhd	Malaysia
Intrepid Futureworks Sdn Bhd	Malaysia
N3 Results Malaysia Sdn Bhd	Malaysia
NewsPage (Malaysia) Sdn Bhd	Malaysia
Seabury Malaysia Sdn Bhd	Malaysia
Accenture Customer Services Ltd	Mauritius
Accenture Services (Mauritius) Ltd	Mauritius
Accenture Process (Mauritius) Ltd	Mauritius
Objectivity Software Services Ltd	Mauritius
Accenture S.C.	Mexico
Accenture Technology Solutions S.A. de C.V.	Mexico
Alfa Consultores Worldwide, SA de CV	Mexico
Alfa Consultores Administración, SA de CV	Mexico
Gagel Group, S de R.L. de C.V.	Mexico
Headspring de México, S. de R.L. de C.V.	Mexico
N3 Results Mexico S. de R.L. de C.V.	Mexico
Operaciones Accenture S.A. de C.V.	Mexico
Pollux Automation Mexico S.A. de C.V.	Mexico
Servicios Técnicos de Programación Accenture S.C.	Mexico
Polestar, S.A. de C.V.	Mexico
Wolox Mexico S.R.L de C.V.	Mexico
Young Samuel Chambers Mexico SA de CV	Mexico
Accenture Maghreb S.A.R.L. AU	Morocco
Accenture Services Morocco SA	Morocco

Name	Country of Organization
AFD Network Solutions SRL	Morocco
Accenture Mozambique Limitada	Mozambique
ACN Consulting Co Ltd	Myanmar
Accenture Australia Holding B.V.	Netherlands
Accenture Branch Holdings B.V.	Netherlands
Accenture B.V.	Netherlands
Accenture Central Europe B.V.	Netherlands
Accenture Germany Management B.V.	Netherlands
Accenture Holdings B.V.	Netherlands
Accenture International B.V.	Netherlands
Accenture Insurance Services B.V.	Netherlands
Accenture Korea B.V.	Netherlands
Accenture Middle East B.V.	Netherlands
Accenture Minority I B.V.	Netherlands
Accenture Participations B.V.	Netherlands
Accenture Technology Ventures B.V.	Netherlands
Avanade Netherlands B.V.	Netherlands
Asysco Group B.V.	Netherlands
Accenture NZ Limited	New Zealand
Fifty-Five Five New Zealand Pty. Ltd	New Zealand
Icon Integration (NZ) Limited	New Zealand
The Monkeys NZ Limited	New Zealand
PrimeQ NZ Pty Limited	New Zealand
Soltians Limited	New Zealand
Zag Limited	New Zealand
Accenture AS	Norway
Accenture Services AS	Norway
Avanade Norway AS	Norway
Gren utvikling AS	Norway
Accenture Panama Inc	Panama
Double Digit Pty, SA	Panama
Accenture Peru SRL	Peru
Accenture Technology Solutions SRL	Peru
Accenture Inc	Philippines
Accenture Healthcare Processing Inc	Philippines
Accenture Business Services, Inc.	Philippines
Cloudsherpas Inc	Philippines
Global Village Consulting Asia Pacific Inc.	Philippines
Orbium Inc.	Philippines
Search Technologies BPO Inc	Philippines
Zenta Global Philippines Inc	Philippines
Accenture BPS Services S.p. z o.o.	Poland
Accenture Delivery Poland S.p. z o.o.	Poland
Accenture Operations S.p. z o.o.	Poland
Accenture Services S.p. z o.o.	Poland
Accenture Solutions S.p. z o.o	Poland

Name	Country of Organization
Accenture S.p. z o.o.	Poland
Avanade Consulting Poland S.p. z o.o.	Poland
Avanade Poland S.p. z o.o.	Poland
Innotec International S.p. z.o.o.	Poland
Objectivity IT Solutions sp. z o.o.	Poland
Objectivity sp. z o.o.	Poland
Accenture 2 Business Process Services S.A.	Portugal
Accenture Consultores de Gestao S.A.	Portugal
Accenture Technology Solutions - Soluções Informáticas Integradas, S.A.	Portugal
Mistral Wind Operations – Serviços Empresariais Unipessoal, Lda.	Portugal
N3 Results, Unipessoal Lda	Portugal
Tech - Avanade Portugal, Unipessoal Lda	Portugal
Accenture Puerto Rico LLC	Puerto Rico
Accenture Managed Services SRL	Romania
Accenture Services SRL	Romania
Trivadis Services SRL	Romania
Accenture Saudi Arabia Limited	Saudi Arabia
Professionals Consultants for Technology LLC	Saudi Arabia
Umlaut d.o.o.	Serbia
Accenture Pte Ltd	Singapore
Accenture SG Services Pte Ltd	Singapore
Accenture Solutions Pte Ltd	Singapore
Avanade Asia Pte Ltd	Singapore
BRIDGEi2i Analytics Solutions Pte. Ltd	Singapore
CreativeDrive Singapore Pte Ltd	Singapore
Entropia Holdings Pte Ltd	Singapore
Fifty-Five Five Asia Private Ltd.	Singapore
Galileo Kaleidoscope Pte. Ltd	Singapore
Industrie IT (Singapore) Pte Ltd	Singapore
Kogentix Singapore Pte Ltd	Singapore
Linkbynet Singapore Pte Ltd.	Singapore
MGPAPAC Pte. Ltd.	Singapore
N3 Results Singapore Pte Ltd	Singapore
NewsPage Pte Ltd	Singapore
Spark44 Singapore Pte. Ltd	Singapore
Yesler Singapore Pte Ltd	Singapore
YSC Consulting Pte. Ltd.	Singapore
Accenture Services s.r.o.	Slovak Republic
Accenture s.r.o.	Slovak Republic
Accenture Technology Solutions Slovakia s.r.o.	Slovak Republic
iBS EDC s.r.o.	Slovak Republic
Accenture Africa Pty Ltd	South Africa
Accenture Mzansi Pty Ltd	South Africa
Accenture Services Pty Ltd	South Africa
Accenture (South Africa) Pty Ltd	South Africa
Accenture Song Brand Cape Town (Pty) Ltd	South Africa

Name	Country of Organization
Accenture Song Brand Johannesburg (Pty) Ltd	South Africa
Accenture Song Production Studios (South Africa) (Pty) Ltd	South Africa
Accenture Technology Solutions Pty Ltd	South Africa
Atmosphere Communications (Pty) Ltd	South Africa
Avanade South Africa Pty Ltd	South Africa
Castle Ultra Trading 76 (Pty) Ltd	South Africa
King James Group (Pty) Ltd	South Africa
REPL Group Pty Ltd	South Africa
Spark44 South Africa Pty Ltd	South Africa
Young Samuel Psychologists (Proprietary) Limited	South Africa
Spark44 Seoul Limited	South Korea
Accenture Outsourcing Services S.A.	Spain
Accenture S.L.	Spain
Accenture Song Brand Spain, S.L.	Spain
Asysco Software Spain S.L.U.	Spain
Avanade Spain S.L.	Spain
Energuia Web S.A.	Spain
Informática de Euskadi S.L.	Spain
ITBS Servicios Bancarios de Tecnología de la Información SL	Spain
Outsourcing and Automation Systems, S.L.	Spain
Qipro Soluciones, S.L.	Spain
Tecnilogica Ecosistemas, S.A.	Spain
Accenture Lanka (Private) Ltd	Sri Lanka
Accenture AB	Sweden
Accenture Services AB	Sweden
Avanade Sweden AB	Sweden
Cygni Sverige AB	Sweden
Sentor Managed Secuirty Services AB	Sweden
Accenture AG	Switzerland
Accenture Services AG	Switzerland
Avanade Schweiz GmbH	Switzerland
Orbium AG	Switzerland
Trivadis AG	Switzerland
Accenture Co Ltd	Taiwan
Accenture Co., Ltd	Thailand
Accenture Solutions Co., Ltd	Thailand
IT One Company Limited	Thailand
AGS Business and Technology Services Limited	Trinidad and Tobago
Accenture Danismanlik Limited Sirketi	Turkey
Accenture Industrial Software Limited Liability Company (Accenture Endüstriyel Yazılım Çözümleri Limited Şirketi)	Turkey
Enterprise System Partners Bilisim Danismanlik Ticaret Anonim Sirketi	Turkey
Avanade Middle East Limited	United Arab Emirates
Accenture Marketing Services Limited	United Kingdom
Accenture Post-Trade Processing Limited	United Kingdom
Accenture Song Brand UK Limited	United Kingdom

Name	Country of Organization
Accenture Song Production Studios Europe Limited	United Kingdom
Accenture Song Production Studios UK Limited	United Kingdom
Accenture (UK) Limited	United Kingdom
Adaptly UK Limited	United Kingdom
Altius Consulting Limited	United Kingdom
Asentis Ltd	United Kingdom
Avanade Europe Holdings Limited	United Kingdom
Avanade Europe Services Limited	United Kingdom
Avanade UK Limited	United Kingdom
Avieco Limited	United Kingdom
Bow & Arrow Limited	United Kingdom
Business Control Solutions Group Ltd	United Kingdom
Business Control Solutions Limited	United Kingdom
Business Control Software Ltd	United Kingdom
Callisto Integration Europe Limited	United Kingdom
Carbon Credentials Energy Services Limited	United Kingdom
Cirrus Connect Limited	United Kingdom
Cloudpoint Limited	United Kingdom
Context Information Security Limited	United Kingdom
CoreCompete Limited	United Kingdom
CreativeDrive UK Group Limited	United Kingdom
CS Technology (UK) Limited	United Kingdom
Droga5 UK Limited	United Kingdom
Edenhouse ERP Holdings Limited	United Kingdom
Edenhouse Solutions Limited	United Kingdom
EdenOne Solutions Limited	United Kingdom
Farah Topco Limited	United Kingdom
Founders Intelligence Ltd	United Kingdom
Imagine Broadband (USA) Limited	United Kingdom
Infinity Works Consulting Limited	United Kingdom
Infinity Works Holdings Limited	United Kingdom
Infinity Works Management Limited	United Kingdom
Infinity Works Midco Limited	United Kingdom
Inspirage UK Limited	United Kingdom
International Biometric Group UK Limited	United Kingdom
Lexta UK Limited	United Kingdom
Mudano Limited	United Kingdom
N3 Results Limited	United Kingdom
Objectivity Limited	United Kingdom
Orbium Consulting Limited	United Kingdom
Pramati Technologies Europe Limited	United Kingdom
QUANTIQ Group Limited	United Kingdom
Quantiq Technology Limited	United Kingdom
REPL Consulting Limited	United Kingdom
REPL Digital Limited	United Kingdom
REPL Group Worldwide Limited	United Kingdom

Name	Country of Organization
REPL Software Limited	United Kingdom
REPL Technology Limited	United Kingdom
Sapling Bidco Limited	United Kingdom
Sapling Midco Limited	United Kingdom
Sapling Topco Limited	United Kingdom
Smart Corporate Sustainability Group Limited	United Kingdom
Spark44 Limited	United Kingdom
Spark44 (JV) Limited	United Kingdom
Umlaut Limited	United Kingdom
?What If! Holdings Limited	United Kingdom
?What If! Limited	United Kingdom
Xoomworks Ltd	United Kingdom
Yesler Limited	United Kingdom
Young Samuel Chambers Limited	United Kingdom
YSC Holdings Limited	United Kingdom
Yukon Bidco Limited	United Kingdom
Yukon Midco 1 Limited	United Kingdom
Yukon Midco 2 Limited	United Kingdom
Yukon Topco Limited	United Kingdom
Xoomworks Outsourcing Services Ltd	United Kingdom
Accenture 2 LLC	United States
Accenture Capital Inc	United States
Accenture Cloud Solutions LLC	United States
Accenture Credit Services LLC	United States
Accenture Federal Services LLC	United States
Accenture Flex LLC	United States
Accenture GP LLC	United States
Accenture Inc	United States
Accenture Insurance Services LLC	United States
Accenture International LLC	United States
Accenture LLC	United States
Accenture LLP	United States
Accenture Marketing Services LLC	United States
Accenture Song Production Studios US LLC	United States
Accenture State Healthcare Services LLC	United States
Accenture Sub LLC	United States
Accenture Sub II Inc	United States
Accenture Sub III Inc	United States
Accenture Sub IV Inc	United States
Adaptly LLC	United States
Advocate Networks, LLC	United States
Advoco LLC	United States
Altitude LLC	United States
Anser Advisory LLC	United States
Anser Advisory Consulting LLC	United States
Anser Advisory Management LLC	United States

Name	Country of Organization
Ascent PgM LLC	United States
ASM Research LLC	United States
Asysco Inc.	United States
Avanade Holdings LLC	United States
Avanade Inc	United States
Avanade International Corporation	United States
BABCN LLC	United States
Berico Technologies LLC	United States
Bionest Partners LLC	United States
Blue Horseshoe Solutions, LLC	United States
BRIDGEi2i Analytics Solutions LLC	United States
Brand Value Accelerator LLC	United States
Callisto Integration LLC	United States
Cambridge Construction Management Inc	United States
Capital Consultancy Services Inc	United States
CleadEdge Partners LLC	United States
Cloud Sherpas (GA) LLC	United States
Computer Research and Telecommunications LLC	United States
CoreCompete LLC	United States
CS Technology Group LLC	United States
DayNine Consulting LLC	United States
DAZ Systems LLC	United States
Declarative Holdings LLC	United States
Droga5 LLC	United States
Droga5 Production Studios US LLC	United States
Eclipse Automation Holdings USA LLC	United States
Eclipse Automation Southeast, LLC	United States
Eclipse Automation Southwest, LLC	United States
Elogic Group, LLC	United States
Enaxis Consulting LP	United States
End to End Analytics LLC	United States
F.C. Beacon Group LLC	United States
First Annapolis Consulting LLC	United States
Flutura Business Solution LLC	United States
Gafcon Digital LLC	United States
Gevity Consulting US LLC	United States
Gevity US Holdings LLC	United States
Government Services Group LLC	United States
Headspring, LLC	United States
HR Gray & Associates LLC	United States
Imagine Broadband USA LLC	United States
Imaginea Technologies LLC	United States
Inspirage, LLC	United States
International Biometric Group LLC	United States
Intrigo Systems LLC	United States
Investtech Systems Consulting LLC	United States

Name	Country of Organization
Kogentix LLC	United States
Kreative Sales and Marketing, LLC	United States
Kurt Salmon US LLC	United States
LaFata Contract Services LLC	United States
Mackevision LLC	United States
MacGregor Partners, LLC	United States
Matthew Zehner LLC	United States
MCG US Holdings LLC	United States
Measuretek LLC	United States
Meredith Specialty LLC	United States
Meredith Xcelerated Marketing LLC	United States
Mortgage Cadence LLC	United States
Myrtle Consulting Group LLC	United States
N3 LLC	United States
Pinck & Co. Inc	United States
Pollux USA LLC	United States
Proquire LLC	United States
Radiant Services LLC	United States
REPL Consulting LLC	United States
The Retail Firm, LLC	United States
RG Group Global Company LLC	United States
Rhodes Ventures LLC	United States
Rich Context LLC	United States
RLH Engineering LLC	United States
Root LLC	United States
Seabury Corporate Advisors LLC	United States
Search Technologies International LLC	United States
Search Technologies LLC	United States
Seven Seas Business Ventures LLC	United States
Six Nines IT, LLC	United States
Solutions IQ LLC	United States
Somers Ventures LLC	United States
Spark44 LLC	United States
The Stable Group Holdings, LLC	United States
The Stable Group, LLC	United States
Stonebridge Consulting Group LLC	United States
Strongbow Consulting Group LLC	United States
Switched On LLC	United States
T.A. Cook Consultants LLC	United States
umlaut LLC	United States
Wallace & Associates Consulting LLC	United States
WaveStrike LLC	United States
Wire Stone LLC	United States
Workforce Insight LLC	United States
XtremeESL, LLC	United States
Yesler LLC	United States

Name	Country of Organization
Zenta Mortgage Services LLC	United States
Zenta Recoveries Inc	United States
Zenta US Holdings Inc	United States
Accenture Uruguay SRL	Uruguay
Blackcomb LATAM SRL	Uruguay
Sirvart S.A.	Uruguay
Accenture C.A.	Venezuela
Link By Net Vietnam Company Limited	Vietnam
Accenture Zambia Limited	Zambia